Exhibit 99.3

BBQ HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET OF BBQ HOLDINGS, INC., VILLAGE INN HOLDINGS, LLC AND BAKERS SQUARE HOLDINGS, LLC AS OF JULY 4, 2021 AND THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS OF BBQ HOLDINGS, INC., VILLAGE INN HOLDINGS, LLC AND BAKERS SQUARE HOLDINGS, LLC FOR FISCAL YEARS ENDED JANUARY 3, 2021 AND DECEMBER 29, 2019 AND THE TWO QUARTERS ENDED JULY 4, 2021

(in thousands)

The following Unaudited Pro Forma Condensed Combined Statements of Operations for fiscal years ended January 3, 2021 and December 29, 2019, and the two quarters ended July 4, 2021, and the Unaudited Pro Forma Condensed Combined Balance Sheet as of July 4, 2021 and are presented as if BBQ Holdings, Inc.(“the Company”) acquired Village Inn Holdings, LLC (“VI Holdings”) and Bakers Square Holdings, LLC (“BSQ Holdings”) as of the beginning of the first fiscal year presented. These unaudited Pro Forma Condensed Combined Statements of Operations should be read in conjunction with the audited Consolidated Statements of Operations and the Company’s historical financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the year ended January 3, 2021, and the Company’s Quarterly Report on Form 10-Q for the two quarters ended July 4, 2021. Additionally, these statements should be read in conjunction with the audited Special Purpose Statements of Revenues and Direct Expenses of VI Holdings and BSQ Holdings for the fiscal years ended December 27, 2020 and December 29, 2019 and the unaudited two quarters ended June 13, 2021 and June 14, 2020. The Pro Forma Condensed Combined Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired VI Holdings and BSQ Holdings at the beginning of each period presented, nor does it purport to present the future results of operations of the Company. Future results of operations could differ materially from the historical results presented herein.

BBQ HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JANUARY 3, 2021

(in thousands)

	BBQ Holdings, Inc. (1)	VI Holdings & BSQ Holdings (2)	Pro Forma Adjustments (3)	Pro Forma BBQ Holdings, Inc.
Revenue:
Restaurant sales, net	$109,544	$42,183	$—	$151,727
Franchise royalty and fee revenue	8,919	4,242	—	13,161
Franchisee national advertising fund contributions	1,124		—	1,124
Licensing and other revenue	1,850		—	1,850
Total revenue	121,437	46,425	—	167,862

Costs and expenses:
Food and beverage costs	33,867	12,280	—	46,147
Labor and benefits costs	37,228	16,174	—	53,402
Operating expenses	36,984	12,835	—	49,819
Depreciation and amortization expenses	5,121	1,813	—	6,934
General and administrative expenses	14,395	960	3,600	18,955
National advertising fund expenses	1,124		—	1,124
Asset impairment, estimated lease termination charges and other closing costs, net	5,683	41	—	5,724
Pre-opening expenses	10		—	10
Net gain on disposal of property and bargain purchases	(1,810)		—	(1,810)
Total costs and expenses	132,602	44,103	3,600	180,305

Income (loss) from operations	(11,165)	2,322	(3,600)	(12,443)

Other income (expense):
Interest expense	(805)		—	(805)
Interest income	154		—	154
Gain on bargain purchase	13,246		—	13,246
Total other income	12,595	—	—	12,595

Income (loss) before income taxes	1,430	2,322	(3,600)	152

Income tax benefit (expense)	2,837	—	142	2,979

Net income (loss)	4,267	2,322	(3,458)	3,131
Less: Net loss attributable to non-controlling interest	680	—	—	680
Net income (loss) attributable to shareholders	$4,947	$2,322	$(3,458)	$3,811

Basic net income per share attributable to shareholders	$0.54			$0.38
Diluted net income per share attributable to shareholders	$0.54			$0.37
Weighted average shares outstanding - basic	9,155		1,000	10,155
Weighted average shares outstanding - diluted	9,168		1,000	10,168

BBQ HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 29, 2019

(in thousands)

	BBQ Holdings, Inc. (1)	VI Holdings & BSQ Holdings (2)	Pro Forma Adjustments (3)	Pro Forma BBQ Holdings, Inc.
Revenue:
Restaurant sales, net	$68,564	$67,550	$—	$136,114
Franchise royalty and fee revenue	12,126	4,889	—	17,015
Franchisee national advertising fund contributions	1,616		—	1,616
Licensing and other revenue	1,249		—	1,249
Total revenue	83,555	72,439	—	155,994

Costs and expenses:
Food and beverage costs	21,541	18,622	—	40,163
Labor and benefits costs	24,565	24,812	—	49,377
Operating expenses	22,555	15,966	—	38,521
Depreciation and amortization expenses	2,231	1,399	—	3,630
General and administrative expenses	10,992	829	3,600	15,421
National advertising fund expenses	1,616		—	1,616
Asset impairment, estimated lease termination charges and other closing costs, net	1,296	2	—	1,298
Pre-opening expenses	460		—	460
Net gain on disposal of property and bargain purchases	(74)		—	(74)
Total costs and expenses	85,182	61,630	3,600	150,412

(Loss) income from operations	(1,627)	10,809	(3,600)	5,582

Other income (expense):
Interest expense	(494)			(494)
Interest income	215		—	215
Total other expense	(279)	—	—	(279)

(Loss) income before income taxes	(1,906)	10,809	(3,600)	5,303

Income tax benefit (expense)	659	—	(1,175)	(516)

Net (loss) income	(1,247)	10,809	(4,775)	4,787
Less: Net loss attributable to non-controlling interest	598	—	—	598
Net (loss) income attributable to shareholders	$(649)	$10,809	$(4,775)	$5,385

Basic net (loss) income per share attributable to shareholders	$(0.07)			$0.53
Diluted net (loss) income per share attributable to shareholders	$(0.07)			$0.53
Weighted average shares outstanding - basic	9,099		1,000	10,099
Weighted average shares outstanding - diluted	9,099		1,000	10,099

BBQ HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS FOR THE TWO QUARTERS ENDED JULY 4, 2021

(in thousands)

	BBQ Holdings, Inc. (1)	VI Holdings & BSQ Holdings (2)	Pro Forma Adjustments (3)	Pro Forma BBQ Holdings, Inc.
Revenue:
Restaurant sales, net	$74,808	$21,942	$—	$96,750
Franchise royalty and fee revenue	5,320	1,602	—	6,922
Franchisee national advertising fund contributions	749		—	749
Licensing and other revenue	1,962		—	1,962
Total revenue	82,839	23,544	—	106,383

Costs and expenses:
Food and beverage costs	21,989	5,584	—	27,573
Labor and benefits costs	22,683	7,676	—	30,359
Operating expenses	21,843	6,824	—	28,667
Depreciation and amortization expenses	2,985	809	—	3,794
General and administrative expenses	8,582	240	1,800	10,622
National advertising fund expenses	749		—	749
Asset impairment, estimated lease termination charges and other closing costs, net	37	16	—	53
Pre-opening expenses	120		—	120
Net loss on disposal of property and bargain purchases	135		—	135
Total costs and expenses	79,123	21,149	1,800	102,072

Income (loss) from operations	3,716	2,395	(1,800)	4,311

Other income (expense):
Interest expense	(315)		—	(315)
Interest income	98		—	98
Gain upon debt extinguishment	14,109			14,109
Gain on bargain purchase	—		—	-
Total other income (expense)	13,892	—	—	13,892

Income (loss) before income taxes	17,608	2,395	(1,800)	18,203

Income tax expense	(481)	—	16	(465)

Net income (loss)	17,127	2,395	(1,784)	17,738
Less: Net income attributable to non-controlling interest	(542)	—	—	(542)
Net income (loss) attributable to shareholders	$16,585	$2,395	$(1,784)	$17,196

Basic net income per share attributable to shareholders	$1.79			$1.68
Diluted net income per share attributable to shareholders	$1.73			$1.63
Weighted average shares outstanding - basic	9,256		1,000	10,256
Weighted average shares outstanding - diluted	9,567		1,000	10,567

Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended January 3, 2021 and December 29, 2019 and the two quarters ended July 4, 2021

(1)	Reflects the Company’s historical operations for the period indicated as previously filed.
(2)	Reflects the revenues and direct expenses of VI Holdings and BSQ Holdings.
(3)	Represents the adjustment needed to reflect corporate overhead, the Company’s statutory tax rate, and the number of shares outstanding.

BBQ HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JULY 4, 2021

(in thousands)

ASSETS	BBQ Holdings, Inc. (4)	VI Holdings & BSQ Holdings (5)	Pro Forma Adjustments (6)	Pro Forma BBQ Holdings, Inc.
Current assets:
Cash and cash equivalents	$39,182	$2,207	$(15,159)	$26,230
Accounts receivable, net of allowance for doubtful accounts	4,966	2,376	(2,376)	4,966
Inventories	2,433	462		2,895
Prepaid expenses and other current assets	2,881	359	(162)	3,078
Assets held for sale	1,024			1,024
Total current assets	50,486	5,404	(17,697)	38,193

Property, equipment and leasehold improvements, net	31,112	8,909		40,021

Other assets:
Operating lease right-of-use assets	60,787	16,722		77,509
Goodwill	601			601
Intangible assets, net	9,733	14,145		23,878
Deferred tax asset, net	4,623			4,623
Other assets	1,660	2,035	(2,035)	1,660
	$159,002	$47,215	$(19,732)	$186,485

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$7,050	$1,882	$(1,882)	$7,050
Current portion of lease liabilities	6,844	2,762		9,606
Current portion of long-term debt	2,165			2,165
Accrued compensation and benefits	6,313	3,027	(3,027)	6,313
Other current liabilities	8,814	8,419	(7,202)	10,031
Total current liabilities	31,186	16,090	(12,111)	35,165

Long-term liabilities:
Lease liabilities, less current portion	61,839	12,777		74,616
Long-term debt, less current portion	7,131	10,740	(10,740)	7,131
Other liabilities	1,376	2,122	244	3,742
Total liabilities	101,532	41,729	(22,607)	120,654

Shareholders’ equity:
Total equity	57,470	5,486	2,875	65,831
	$159,002	$47,215	$(19,732)	$186,485

Unaudited Pro Forma Condensed Combined Balance as of July 4, 2021:

(4)	Reflects the Company’s historical financial position as of July 4, 2021 as previously filed.
(5)	Reflects the unaudited historical financial position as of the end of the second quarter of fiscal year 2021.
(6)	Reflects adjustments for cash used for the purchase of VI Holdings and BSQ Holdings, assets not acquired and liabilities not assumed.